Operating and Direct Financing Leases (Tables)	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Estimated Future Minimum Rental Payments to be Received and Paid Under Lease Contracts

As at December 31, 2014, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts (1)	Sublease Payments(1)(2)
2015	22,188	24,113
2016	21,242	24,113
2017	21,242	24,113
2018	21,242	24,113
2019	21,242	24,113
Thereafter	196,579	223,185

Total	$303,735	$343,750

(1)

The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2014, the Teekay Tangguh Subsidiary had received $206.6 million of aggregate Head Lease receipts and had paid $139.6 million of aggregate Sublease payments. The portion of the Head Lease receipts that have not been recognized into earnings, is deferred and amortized on a straight line basis over the lease terms. As at December 31, 2014, $2.8 million and $44.1 million of Head Lease receipts had been deferred and included in accrued liabilities and other long-term liabilities, respectively, in the Company’s consolidated balance sheets.

(2)	The amount of payments under the Subleases are updated annually to reflect any changes in the lease payments due to changes in tax law.

Net Investments in Direct Financing Leases
The following table lists the components of the net investments in direct financing leases:

	December 31,	December 31,
	2014	2013
	$	$
Total minimum lease payments to be received	936,164	1,024,187
Estimated unguaranteed residual value of leased properties	203,465	203,465
Initial direct costs and other	461	1,379
Less unearned revenue	(435,137)	(501,769)

Total	704,953	727,262
Less current portion	20,823	21,545

Long-term portion	684,130	705,717